                                                               December 30, 1997

Dear Stockholder:

    You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Enterprise Federal Bancorp, Inc. which will be held at the Marriott Hotel, 11320 Chester Road, Sharonville, Ohio on Friday, January 30, 1998 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

    It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

    Your continued support of and interest in Enterprise Federal Bancorp, Inc. are sincerely appreciated.

                                            Sincerely,

                                            Otto L. Keeton
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                         ENTERPRISE FEDERAL BANCORP, INC.
                          7810 Tylersville Square Drive
                             West Chester, Ohio 45069
                                  (513) 755-4600
                                   -------------
                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on January 30, 1998
                                   -------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Enterprise Federal Bancorp, Inc. (the "Company") will be held at the Marriott Hotel, 11320 Chester Road, Sharonville, Ohio on Friday, January 30, 1998 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

        (1) To elect five directors for a one-year term and until their successors are elected and qualified;

        (2) To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending September 30, 1998; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

    The Board of Directors has fixed December 9, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Otto L. Keeton
                                           President and Chief Executive Officer

West Chester, Ohio
December 30, 1997

--------------------------------------------------------------------------------
    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                        ENTERPRISE FEDERAL BANCORP, INC.
                                 -------------
                                PROXY STATEMENT
                                 -------------
                         ANNUAL MEETING OF STOCKHOLDERS

                                January 30, 1998

    This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Enterprise Federal Bancorp, Inc. (the "Company"), which acquired all of the stock of Enterprise Federal Savings Bank (the "Bank") issued in connection with the Bank's conversion from mutual to stock form in October 1994 (the "Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Marriott Hotel, 11320 Chester Road, Sharonville, Ohio on Friday, January 30, 1998 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 30, 1997.

    The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of Grant Thornton LLP for fiscal 1998 and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Edith P. Mayer, Secretary, Enterprise Federal Bancorp, Inc., 7810 Tylersville Square Drive, West Chester, Ohio 45069); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

    Only stockholders of record at the close of business on December 9, 1997 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,985,828 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy at the Annual Meeting is required to ratify the appointment of the independent auditors. Because of the required vote, abstentions will have the effect of a vote against this proposal. Under rules of the New York Stock Exchange, the proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

Election of Directors

    The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into two classes if the Board consists of six, seven or eight members, or into three classes if the Board consists of nine or more members. One class is to be elected annually. The Board of Directors currently consists of five members, therefore, all members shall be elected for a one year term and until their successors are elected and qualified. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

    No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and all nominees currently serve as directors of the Company.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

    The following table presents information concerning the nominees for director of the Company. The five persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company.

              Nominees for Director for One Year Term Expiring in 1999

                                                                        PRINCIPAL OCCUPATION DURING             DIRECTOR
NAME                                               AGE(1)                   THE PAST FIVE YEARS                   SINCE
-----------------------------------------------  -----------  -----------------------------------------------  -----------

Otto L. Keeton                                     63         Chairman of the Board,                              1970
                                                              President and Chief Executive
                                                              Officer of the Company and,
                                                              since 1984, of the Bank;
                                                              Between 1959 and 1984 served
                                                              the Bank in various capacities,
                                                              including Chief Loan Officer
                                                              and Chief Operating Officer.

Terrell G. Marty                                   58         Director; Owner of Terry G.                         1983
                                                              Marty CLC & Associates, Inc.,
                                                              an insurance sales and
                                                              management firm located in
                                                              Cincinnati, Ohio.

Steven A. Wilson                                   52         Director; President and Chief                      1987
                                                              Operating Officer of The Bases
                                                              Group (BBI Marketing
                                                              Services, Inc.), a marketing
                                                              firm located in Covington,
                                                              Kentucky.

Michael R. Meister                                 55         Director, Vice President and                       1993
                                                              Chief Operating Officer of the
                                                              Company and, since 1969, of
                                                              the Bank; Between 1969 and
                                                              1994 served as Treasurer of
                                                              the Bank.

Edith P. Mayer                                     68         Director and Corporate                             1979
                                                              Secretary; Presently retired.


------------------------

(1) As of September 30, 1997.

    The Board of Directors recommends that you vote FOR election of the nominees for director.

                                       4
Stockholder Nominations

    Article X.D of the Company's Amended and Restated Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. In order for a stockholder of the Company to make any such nominations, he or she shall give notice thereof in writing, delivered or mailed by first class mail to the Secretary of the Company not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee, and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.

Committees and Meetings of the Board of the Bank and Company

    The Board of Directors of the Company meets on a quarterly basis and the Board of Directors of the Bank meets on a monthly basis and may have additional special meetings upon the request of the Chairman or a majority of the Directors. During the fiscal year ended September 30, 1997, the Board of Directors of the Company met four times and the Board of Directors of the Bank met 12 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period. The Board of Directors of the Company has not yet established any committees. The Board of Directors of the Bank has established an Audit Committee and an Executive Committee.

    AUDIT COMMITTEE. The Audit Committee, which consists of the entire Board, reviews the records and affairs of the Bank, engages the Bank's external auditors and reviews their reports. The Audit Committee met once during fiscal 1997.

    EXECUTIVE COMMITTEE. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of the Bank between Board meetings except as otherwise provided in the Bank's Bylaws. The Executive Committee, which consists of the President and any two outside directors, met 18 times in fiscal 1997.

Executive Officers Who Are Not Directors

    Set forth below is information with respect to the principal occupations during the last five years for the two executive officers of the Company and the Bank who do not serve as directors.

    Steven M. Pomeroy. Age 46. Mr. Pomeroy is Vice President of the Company. Mr. Pomeroy has served the Bank as a Vice President and Loan Officer since 1987.

    Thomas J. Noe. Age 37. Mr. Noe is Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Noe joined the Bank as Vice President, Chief Financial Officer and Treasurer in January 1994. From March 1992 to January 1994, Mr. Noe served as Vice President, Chief Financial Officer and Treasurer for Blue Ash Building and Loan Company located in Blue Ash, Ohio. From January 1983 to March 1992, Mr. Noe was a principal in the firm Kennedy, Kraft, Dreyer and Noe, certified public accountants, located in Cincinnati, Ohio.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company and the Bank as a group.

                                                                                                  COMMON STOCK
                                                                                            BENEFICIALLY OWNED AS OF
                                                                                           --------------------------
                                                                                              DECEMBER 5, 1997(1)
                                                                                           --------------------------
NAME OF BENEFICIAL OWNER                                                                         NO.            %
-----------------------------------------------------------------------------------------  ---------------  ---------
Enterprise Federal Bancorp, Inc.                                                            181,487(2)       9.13%
  Employee Stock Ownership Plan Trust
  7810 Tylersville Square Drive
  West Chester, Ohio 45069

Directors:
  Otto L. Keeton                                                                             93,145(2)(3)    4.61
  Michael R. Meister                                                                         81,609(4)       4.05
  Terrell G. Marty                                                                           52,845(2)(5)    2.65
  Edith P. Mayer                                                                             13,304(6)        .67
  Steven A. Wilson                                                                           50,902(2)(7)    2.56
Executive Officers:
  Thomas J. Noe                                                                             106,197(8)       5.30
  Steven M. Pomeroy                                                                          35,396(9)       1.77

All directors and executive officers                                                        433,398(2)(10)  20.64
 of the Company and the Bank as a
 group (7 persons)

                                                   (Footnotes on following page)

                                       6
------------------------------
*   Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. Shares which may be acquired by the exercise of stock options which are exercisable within 60 days of the Voting Record Date are deemed to be beneficially owned by the holder and are outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individual and group.

(2) The Enterprise Federal Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Enterprise Federal Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Otto Keeton, Terrell Marty and Steven Wilson, who act as trustees of the ESOP ("Trustees"). As of the Voting Record Date, 85,518 shares held in the Trust were unallocated, and 95,969 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the shares held by the Trust.

(3) Includes 30,860 shares held jointly with Mr. Keeton's wife, 2,496 shares held individually by Mr. Keeton's wife, 13,350 shares held in the individual's account in the ESOP, and 34,028 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(4) Includes 11,538 shares held jointly with Mr. Meister's wife, 11,538 shares held individually by Mr. Meister's wife, 12,152 shares held in the individual's account in the ESOP, and 27,223 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

                                         (Footnotes continued on following page)

(5) Includes 11,538 shares held jointly with Mr. Marty's wife, 11,538 shares held by Mr. Marty's children, 7,895 shares held by Mr. Marty as trustee for his retirement plan, and 6,126 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(6) Includes 1,100 shares held by Mrs. Mayer as trustee for her retirement plan, 308 shares held jointly with Mrs. Mayer's daughter, 1,891 shares held individually by Mrs. Mayer's husband, and 6,126 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(7) Includes 11,670 shares held individually by Mr. Wilson's wife, 6,675 shares held by Mr. Wilson as trustee for his retirement plan and 6,126 shares which may be acquired upon the exercise of stock options exercisable within sixty
    (60) days of the Voting Record Date.

(8) Includes 71,406 shares held jointly with Mr. Noe's wife, 5,941 shares held in Mr. Noe's individual retirement account ("IRA"), 1,895 shares held in an IRA for Mr. Noe's wife, 280 shares held by Mr. Noe's children, 9,660 shares held in the individual's account in the ESOP, and 17,015 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(9) Includes 2,310 shares held jointly with Mr. Pomeroy's wife, 2,399 shares held in an IRA for Mr. Pomeroy's wife, 300 shares held by Mr. Pomeroy's children, 7,580 shares held in the individual's account in the ESOP, and 17,015 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(10) Includes 113,659 shares which may be acquired by directors and executive officers as a group upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date and 42,742 shares allocated to the accounts of executive officers as a group in the ESOP.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the indicated periods to the President and Chief Executive Officer of the Bank and other executive officers of the Bank whose total compensation during the last fiscal year exceeded $100,000.

                                               ANNUAL COMPENSATION                            LONG-TERM COMPENSATION
                                              ---------------------                       ------------------------------
                                                                            OTHER
            NAME AND                                                       ANNUAL             STOCK         NUMBER OF
       PRINCIPAL POSITION            YEAR     SALARY(1)     BONUS      COMPENSATION(1)      GRANTS(2)      OPTIONS(3)
---------------------------------  ---------  ----------  ---------  -------------------  -------------  ---------------
Otto L. Keeton President and       1997       $  177,000  $  60,800       $ --               $ --             --
  Chief Executive Officer          1996          172,200     93,000         --                 --             --
                                   1995          162,200     56,000         --             277,891         56,714

Michael R. Meister Vice President  1997          134,100     44,000         --                 --             --
  and Chief Operating Officer      1996          130,400     77,000         --                 --             --
                                   1995          119,958     38,000         --             222,325         45,372

Thomas J. Noe Vice President,      1997           92,300     36,000         --                 --             --
  Chief Financial Officer and      1996           88,100     68,000         --                 --             --
  Treasurer                        1995           80,501     28,273                        138,964         28,358

Steven M. Pomeroy Vice President   1997           67,000     26,200         --                 --             --
  and Loan Officer                 1996           64,700     25,000         --                 --             --
                                   1995           61,600     23,700         --             138,964         28,358


                                         ALL
            NAME AND                    OTHER
       PRINCIPAL POSITION          COMPENSATION(4)
---------------------------------  ----------------

Otto L. Keeton President and           $103,026
  Chief Executive Officer                88,451
                                         30,000

Michael R. Meister Vice President        74,583
  and Chief Operating Officer            88,451
                                         30,000

Thomas J. Noe Vice President,            61,217
  Chief Financial Officer and            69,297
  Treasurer                              23,735

Steven M. Pomeroy Vice President         44,445
  and Loan Officer                       56,408
                                         18,712

------------------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. Includes directors fees where applicable. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officers during the year ended September 30, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of Common Stock pursuant to the Company's Recognition and Retention Plan and Trust, which were deemed to have had the indicated value at the date of grant and which had a fair market value of $538,769, $431,039, $269,420 and $269,420 for Messrs. Keeton, Meister, Noe and Pomeroy, respectively, at September 30, 1997. The awards vest at the rate of 20% a year over a five year period commencing on the first anniversary of the date of grant.

                                         (Footnotes continued on following page)

                                      9
----------
(3) Consists of awards granted pursuant to the Company's 1994 Stock Option Plan which options vest and are exercisable at the rate of 20% a year over a five year period commencing on the first anniversary of the date of grant.

(4) Consists of amounts allocated during the respective periods pursuant to the ESOP based on the market price per share on the date of allocation.

Stock Options

    No options were granted to the named executive officers during the year ended September 30, 1997.

    The following table discloses the options exercised for the year ended September 30, 1997, and held at year-end, by the Chief Executive Officer and the named executive officers:

                                                                                                         SEPTEMBER 30,
                                                                                                            1997(1)
                                                                          SEPTEMBER 30, 1997           ------------------
                                                                 ------------------------------------   VALUE OF OPTIONS
                                                                 NUMBER OF OPTIONS AT                          AT
NAME         SHARES ACQUIRED ON EXERCISE      VALUE REALIZED          EXERCISABLE       UNEXERCISABLE     EXERCISABLE
---------  -------------------------------  -------------------  ---------------------  -------------  ------------------
Otto L.
 Keeton..                --                         --                    22,686             34,028       $    328,947
Michael
  R.
Meister..                --                         --                    18,149             27,223            263,161
Thomas J.
  Noe....                --                         --                    11,343             17,015            164,474
Steven M.
Pomeroy..                --                         --                    11,343             17,015            164,474


NAME       UNEXERCISABLE
---------  -------------
Otto L.
 Keeton..   $   493,406
Michael
  R.
Meister..       394,734
Thomas J.
  Noe....       246,718
Steven M.
Pomeroy..       246,718

------------------------

(1) Based on a per share market price of $23.75 at September 30, 1997.

Director's Compensation

    Directors of the Company receive no compensation. During fiscal 1997, members of the Board of Directors of the Bank received $1,800 per month for serving on the Board of Directors and any of its committees and the Corporate Secretary (who is also a director) received an additional $100 per month for performing secretarial services.

Employment Agreements

    The Company and the Bank (collectively the "Employers") have entered into employment agreements with each of Messrs. Keeton, Meister, Noe and Pomeroy. The Employers have agreed to employ such individuals for a term of three years in their current respective positions. The term of each employment agreement shall be extended each year.

    The employment agreements are terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, each officer will be entitled to a cash severance amount equal to 2.99 times his base salary.

    A Change in Control is generally defined in the employment agreement to include (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

    Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of
Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

    Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Transactions With Certain Related Persons

    All loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. All of the Bank's loans to its directors and executive officers were originally made in the ordinary course of business at substantially the same terms, including interest rates and collateral, as those prevailing at the time of the loans for comparable transactions with other persons and did not involve more than the normal risk of collectability or other unfavorable features.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

    The Company has been advised by Grant Thornton LLP that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

    The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending September 30, 1998.

                             STOCKHOLDER PROPOSALS

    Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in January 1999, must be received at the principal executive offices of the Company, 7810 Tylersville Square Drive, West Chester, Ohio, 45069, Attention: Edith P. Mayer, Secretary, no later than September 2, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

                                 ANNUAL REPORTS

    A copy of the Company's Annual Report to Stockholders for the year ended September 30, 1997 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

    Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 1997 required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written request should be directed to Edith P. Mayer, Secretary, Enterprise Federal Bancorp, Inc., 7810 Tylersville Square Drive, West Chester, Ohio 45069. The Form 10-K is not part of the proxy solicitation materials.

                                 OTHER MATTERS

    Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matter should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgement of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.